EXHIBIT 10.4


                           HVIDE MARINE INCORPORATED

                               STOCK OPTION PLAN

                                 FOR DIRECTORS






















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                           HVIDE MARINE INCORPORATED
                        STOCK OPTION PLAN FOR DIRECTORS

                               TABLE OF CONTENTS
                               -----------------



Article                                                                    Page
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I.      Establishment, Purpose and Effective Date of Plan....................1

        1.1    Establishment.................................................1
        1.2    Purpose.......................................................1
        1.3    Effective Date................................................1


II.     Definitions..........................................................1

        2.1 Definitions......................................................1

              (a)  "Beneficiary".............................................1
              (b)  "Board"...................................................1
              (c)  "Change of Control".......................................2
              (d)  "Code"....................................................2
              (e)  "Committee"...............................................2

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              (f)  "Company".................................................2
              (g)  "Disability"..............................................2
              (h)  "Exercise Price"..........................................2
              (i)  "Fair Market Value".......................................2
              (j)  "Initial Public Offering".................................2
              (k)  "Non-Qualified Stock Option"..............................3
              (l)  "Option"..................................................3
              (m)  "Participant".............................................3
              (n)  "Retirement"..............................................3
              (o)  "Service".................................................3
              (p)  "Stock"...................................................3
              (q)  "Stock Option Agreement"..................................3
              (r)  "Vested"..................................................3
              (s)  "Service".................................................3
              (t)  "Stock"...................................................3
              (u)  "Stock Option Agreement"..................................3
              (v)  "Vested"..................................................3



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                         TABLE OF CONTENTS (continued)
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Article                                                                    Page
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III.    Eligibility and Participation .......................................3


IV.     Administration ......................................................4


V.      Stock Subject to Plan................................................4

        5.1    Number........................................................4
        5.2    Unused Stock..................................................4
        5.3    Adjustment in Capitalization..................................4


VI.     Duration of Plan ....................................................5


VII.    Terms of Options.....................................................5

        7.1    Grant of Options..............................................5
        7.2    Option Agreement..............................................5
        7.3    Exercise Price................................................5

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        7.4    Duration of Options...........................................5
        7.5    Vesting of Options............................................6
        7.6    Nontransferability of Options.................................6
        7.7    Restriction on Stock Transferability..........................6
        7.8    Exercise of Options...........................................6
        7.9    Purchase for Investment.......................................6


VIII.   Cessation as Director................................................7


IX.     Amendment, Modification and Termination of Plan .....................7


X.      Tax Withholding .....................................................8


XI.     Unfunded Plan........................................................8



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                         TABLE OF CONTENTS (continued)
                         -----------------------------



Article                                                                   Page
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XII.    No Right to Remain a Director.........................................8


XIII.   Requirement of Law ...................................................8

        13.1 Requirement of Law ..............................................8
        13.2 Governing Law ...................................................9



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                           HVIDE MARINE INCORPORATED

                        STOCK OPTION PLAN FOR DIRECTORS


                                   Article I

Establishment, Purpose and Effective Date of Plan


1.1     Establishment.
        --------------

        Hvide Marine Incorporated, a Florida corporation, hereby establishes a stock option plan for members of its Board of Directors, which shall be known as the Hvide Marine Incorporated Stock Option Plan for Directors (the "Plan").

1.2     Purpose.
        --------

        The purpose of the Plan is to aid the Company in competing with other companies for the services of new Directors, to induce Directors to remain as Directors, to focus Directors on the long-term Company objectives, to reward and recognize Directors for their contributions to the success of the Company and to motivate Directors to acquire an interest in the Company.

1.3     Effective Date.
        ---------------
        The "Effective Date" of the Plan shall be June 28, 1996 subject to approval by the vote of the holders of a majority of the Stock within 12 months before or after the adoption of the Plan by the Board.


                            Article II - Definitions

2.1     Definitions.
        ------------
Whenever used herein, the masculine pronoun shall be deemed to include the feminine, the singular to include the plural, unless the context clearly indicates otherwise, and the following capitalized words and phrases are used herein with the meaning thereafter ascribed:

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                "Annual Options" means options granted on an ongoing annual basis.

                "Beneficiary" means the person or persons designated by a Participant to exercise an Option in the event of the Participant's death while employed by, or as a Director of, the Company, or in the absence of such designation, the legal representative of the Participant's estate.


                "Board" or "Directors" mean the Board of Directors of the Company.

                A "Change of Control" shall be deemed to have occurred if (i) a tender offer shall be made and consummated of the ownership of 30% or more of the outstanding voting securities of the Company, (ii) the Company shall be merged or consolidated with another corporation and as a result of such merger or consolidation less than 70% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former shareholders of the Company, other than affiliates (within the meaning of the Securities Exchange Act of 1934) of any party to such merger or consolidation,
        (iii) the Company shall sell substantially all of its assets to another corporation which corporation is not wholly owned by the company, or
        (iv) a person, within the meaning of Section 3(a)(9) or of Section 13(d)(3) (as in effect on the date hereof) of the Securities Exchange Act of 1934, shall acquire 30% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record). For purposes hereof, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(1)(i) (as in effect on the date hereof) pursuant to the Securities and Exchange Act of 1934.

                "Code" means the Internal Revenue Code of 1986, as amended.

                "Committee" means the Compensation Committee of the Board.

                "Company" means Hvide Marine Incorporated, a Florida corporation.

                "Disability" means the inability of an individual to fulfill his responsibilities as a Director as a result of mental or physical incapacity.

                "Exercise Price" means, with respect to any Option, a value as specified in Section 7.3, determined as of the date of grant of such Option.






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                "Fair Market Value" means, for any particular date, (i) for any period during which the Stock shall not be listed for trading on a national securities exchange, but when prices for the Stock shall be reported by the National Market System of the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the last transaction price per share as quoted by the National Market System of NASDAQ, (ii) for any period during which the Stock shall not be listed for trading on a national securities exchange or its price reported by the National Market System of NASDAQ, but when prices for the Stock shall be reported by NASDAQ, the closing bid price as reported by NASDAQ, (iii) for any period during which the Stock shall be listed for trading on a national securities exchange, the closing price per share of Stock on such exchange as of the close of such trading day, or (iv) the market price per share of Stock as determined by a qualified valuation expert selected by the Board in the event neither (i), (ii), or (iii) above shall be applicable. If the Fair Market Value is to be determined as of a day when the securities markets are not open, the Fair Market Value on that day shall be the Fair Market Value on the next succeeding day when the markets are open.

                "Initial Options" means Options granted in the initial year that an individual becomes a Director.

                "Initial Public Offering" means the first instance in which Company Stock is offered for sale to the public following successful registration of the Stock with the Securities and Exchange Commission.

                "IPO Options" means Options granted in conjunction with the Initial Public Offering of Company Stock.

                "Non-Qualified Stock Option" means a Stock Option, other than an Option qualifying as an Incentive Stock Option, as defined in Code
        Section 422.

                "Option" means the contractual right granted to a Participant to purchase a share of Stock under the Plan at a stated price for a specified period of time.

                "Option Date" means (i) with regard to IPO Options, the date of the date of the Initial Public Offering or; (ii) with regard to all other Options granted under the Plan, the first business day after the annual meeting of stockholders of the Company.

                "Participant" means a Director who has been granted Options under the Plan.

                "Retirement" means the cessation of a Participant's Service as a Director after attaining age 62.



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                "Service" means the period of time that an individual serves as a member of the Board and includes any service prior to the adoption of the Plan as well as service as a consultant to the Board prior to election to the Board.

                "Stock" means the Company's Class A Common Stock.

                "Stock Option Agreement" means an agreement between the Participant and the Company evidencing the grant and terms of an Option.

                "Vested" means that an Option is nonforfeitable and exercisable with regard to a designated number of shares of Stock as specified in
        Section 7.5.


                  Article III - Eligibility and Participation

        All members of the Board, who are not otherwise officers or employees of the Company, shall be eligible to participate in the Plan.



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                          Article IV - Administration

        The Committee shall be responsible for the administration of the Plan. The Committee, by majority action thereof, is authorized to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company, and to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. Determinations, interpretations, or other actions made or taken by the Committee pursuant to the provisions of the Plan shall be uniformly applied and shall be final, binding and conclusive for all purposes and upon all persons.



                       Article V - Stock Subject To Plan

5.1     Number.
        -------

        Subject to adjustment as provided by Section 5.3, the total number of shares of Stock reserved for Options and subject to issuance under the Plan may not exceed 70,000 shares of Stock. The shares to be delivered under the Plan may consist, in whole or in part, of authorized but unissued Stock or treasury Stock, not reserved for any other purpose.

5.2     Unused Stock.
        -------------

        In the event any shares of Stock are subject to an Option which, for any reason, expires or is terminated unexercised as to such shares, such shares again shall become available for issuance under the Plan.

5.3     Adjustment in Capitalization.
        -----------------------------

        In the event of any change in the Stock of the Company by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination, or change of shares, or rights offering to purchase Stock at a price substantially below fair market value, or of any similar change affecting the Stock, the number and Exercise Price of any Options may be proportionately adjusted, as deemed equitable and appropriate by the Committee, and the number of shares of Stock subject to issuance under the Plan may be proportionately adjusted by the Board upon the recommendation of the Committee, as the Board deems equitable and appropriate.



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                         Article VI - Duration of Plan

        The Plan shall remain in effect, subject to the Board's right to terminate the Plan pursuant to Article IX, until all Stock subject to it has been purchased or acquired pursuant to the provisions hereof. Notwithstanding the foregoing, no Option may be granted under the Plan on or after the tenth anniversary of the Plan's Effective Date.


                         Article VII - Terms of Options

7.1     Grant of Options.
        -----------------

        Each person who is an eligible participant in the Plan as specified in
        Article III shall receive the following Option grants.

                Those eligible Directors as of the Initial Public Offering will receive 5,000 IPO Options on the Option Date.

                Those individuals who become eligible Directors after the Initial Public Offering will receive 5,000 Initial Options on the first Option Date following their election to the Board.

                All eligible Directors will receive 1,500 Annual Options each year on the next Option Date following the grant of IPO Options or Initial Options.

7.2     Stock Option Agreement.
        -----------------------

        Each Option shall be evidenced by a Stock Option Agreement that shall specify the type of Options granted, the Exercise Price, the duration of the Options, the number of shares of Stock to which the Option pertains, the events by which the Options become Vested, and such other provisions as the Committee shall determine.

7.3     Exercise Price.
        ---------------

        All Options granted under the Plan will be granted at a price equal to the Fair Market Value as of the Option Date applicable to that Option.



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7.4     Duration of Options.
        --------------------

        Each Option shall expire at such time as the Committee shall determine at the time it is granted, provided, however, that no Option shall be exercisable on or after ten years following the date of grant.

7.5     Vesting of Options.
        -------------------

                All Options granted under the Plan will become 100% Vested and exerciseable as of the first anniversary of the date that the Options are granted.

                Notwithstanding the provisions of Subsection (a) above, Options granted under the Plan will become 100% Vested and exerciseable in the event of the Participant's death, Disability, completion of ten (10) years Service, Retirement or Change of Control, except to the extent that the exerciseability of any such Option would result in an "excess parachute payment" within the meaning of Section 280G of the Code.

7.6     Nontransferability of Options.
        ------------------------------

        No Option granted under the Plan, may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. During the lifetime of the Participant, Options may be exercised only by the Participant.

7.7     Restriction on Stock Transferability.
        -------------------------------------

        The Committee may impose such restrictions on any shares of Stock acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under applicable federal securities law, under the requirements of any stock exchange upon which such shares of Stock are then listed, under any blue sky or state securities laws applicable to such shares and under any buy/sell agreements entered into by the existing shareholders.

7.8     Exercise of Options.
        --------------------

        A Participant shall exercise a Vested Option by written notice to the Committee specifying the number of shares of Stock to be purchased. The Exercise Price of any Vested Option

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        shall be payable to the Company in full at the time of the exercise of the Option in a manner as is specified in the Stock Agreement.

7.9     Purchase for Investment.
        ------------------------

        At the time of any exercise of any Option, the Committee may, if it shall deem it necessary for any reason connected with any law or regulation of any governmental authority relating to the regulation of securities, require as a condition to the issuance of Stock that the Participant represent in writing to the Company that it is his intention to acquire the Stock for investment only and not for resale. In the event such a representation is required and made, no Stock shall be issued to the Participant unless and until the Company is satisfied with the validity of such representation. Certificates for Stock as to which such representation is required and made may, in the discretion of the Board, be endorsed with a legend noting such representations.




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                      Article VIII - Cessation As Director

        In the event the Participant shall cease to be a Director of the Company for any reason, except following an event enumerated in Section 7.5(b), any outstanding Vested Options may be exercised for a period of twelve
        (12) months following such cessation as a Director (or the expiration date of the Option, if shorter). The Participant may exercise any such Options as were exercisable at the date of cessation as a Director, and no more.

        In the event the Participant shall cease to be a Director of the Company following an event enumerated in Section 7.5(b), except death, any outstanding Vested Options may be exercised until the expiration date of the Option. The Participant may exercise only such options as were exercisable at the date of the cessation as a director, and no more.

        If the Participant dies before his service as a Director ceases, the Participant's Beneficiary may, within the twelve (12) month period following death (or the expiration date of the Options, if shorter), exercise the Options on the Participant's behalf.


                                   Article IX

                Amendment, Modification and Termination of Plan

        The Board may at any time terminate, and from time to time may amend or modify the Plan, provided, however, that no such action of the Board, without the approval by vote of the holders of a majority of Stock may:

        (a) Increase the total amount of Stock which may be issued under the Plan, except as provided in Sections 5.1 and 5.3 of the Plan.

        (b) Change the class of individuals eligible to receive Options.

        (c) Change the provisions of the Plan regarding the Option price except as permitted by Section 5.3.

        (d) Materially increase the cost of the Plan or materially increase the benefits to Participants.

        (e) Extend the period during which Options may be granted.


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        (f) Extend the maximum period after the date of grant during which
            Options may be exercised.

        No amendment, modification, or termination of the Plan shall in any manner adversely affect any Option granted under the Plan without the consent of the Participant.


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                          Article X - Tax Withholding

        Whenever shares of Stock are to be issued under the Plan, the Company shall have the power to require the recipient of the Stock to remit to the Company an amount sufficient to satisfy federal, state, and local tax withholding requirements. The Company may also withhold from delivery to the recipient a number of shares, the Fair Market Value of which is sufficient to satisfy federal, state and local withholding requirements.


                           Article XI - Unfunded Plan

        The Plan shall be unfunded. The Company shall not be required to segregate any assets that may be represented by Options. The Company shall not be deemed to be a trustee of any amounts to be paid under any Option. Any liability of the Company to pay any Participant with respect to an Option shall be based solely upon any contractual obligations created pursuant to the provisions of the Plan; no such obligation shall be deemed to be secured by any pledge or encumbrance on any property of the Company.


                  Article XII - No Right To Remain A Director

        The grant of an Option shall not create any right in any person to remain as a Director of the Company.


                       Article XIII - Requirement of Law

13.1    Requirement of Law.
        -------------------

        The granting of Options and the issuance of shares of Stock shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

13.2    Governing Law.
        --------------

        The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Florida except to the extent superseded by federal law.



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                                                HVIDE MARINE INCORPORATED

                                                BY:____________________________

                                                TITLE: ________________________


ATTEST:

- -----------------------------
SECRETARY


[CORPORATE SEAL]











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